                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.



     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

-------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

     (3) Filing party:

-------------------------------------------------------------------------------

     (4) Date filed:

-------------------------------------------------------------------------------

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

                                 October 8, 2002


Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Trust, with respect to the above NestEgg series of the Trust, to be held at 10:00 a.m. (Eastern time) on October 28, 2002, at the Trust's offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,



David Bunstine
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219


                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                       (collectively, the "NestEgg Funds")

October 8, 2002

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the NestEgg Funds, series of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on October 28, 2002 at 10:00 a.m. (Eastern time) for the following purposes:

     1. To approve a new investment structure whereby the Funds change from a master-feeder fund structure to a "fund of funds" structure.

     2. To approve a new investment sub-advisory agreement between INTRUST Financial Services, Inc. and La Jolla Economics.

     3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on September 27, 2002 are entitled to notice of, and to vote at, the Meeting.

David Bunstine
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 2002


                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern Standard time) on October 28, 2002, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

ANNUAL AND SEMI-ANNUAL REPORT

COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. COPIES OF THE REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-266-8787.

SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about October 8, 2002. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board of Trustees of the Trust has fixed the close of business on September 27, 2002 as the record date (the "Record Date") for determining holders of the NestEgg Fund's shares entitled to notice of and to vote at the Meeting. See "Substantial Shareholders" for record date shares of each Fund.



PROPOSALS FOR SHAREHOLDER APPROVAL

         The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Funds(s) you own.

---------------------------------------------------------

FUND                         PROPOSAL #1    PROPOSAL #2
---------------------------------------------------------
NestEgg Capital
Preservation Fund                |X|            |X|
---------------------------------------------------------
NestEgg 2010 Fund                |X|            |X|
---------------------------------------------------------
NestEgg 2020 Fund                |X|            |X|
---------------------------------------------------------
NestEgg 2030 Fund                |X|            |X|
---------------------------------------------------------
NestEgg 2040 Fund                |X|            |X|
---------------------------------------------------------

PROPOSAL 1 - APPROVE A NEW INVESTMENT STRUCTURE WHEREBY THE FUNDS CHANGE FROM A MASTER-FEEDER FUND STRUCTURE TO A "FUND OF FUNDS" STRUCTURE.

         Each Fund currently invests all of its investable assets in a "master fund" having the same objective and policies, commonly known as a "master-feeder structure". The "master fund" is a series ("Master Portfolio") of the Master Investment Portfolio. The Master Portfolio is advised by Barclays Global Investors, Inc. At the recommendation of the Funds' investment adviser, INTRUST Financial Services, Inc. ("INTRUST" or "Adviser"), the Trust's Board, at a meeting held on August 22, 2002, considered, approved and recommended for shareholder approval a proposal by INTRUSTwhich will, upon termination of the master-feeder structure, redeploy investment assets into a "fund of funds" investment structure without change to the Funds' investment objective, investment restrictions and/or corporate structure (the "fund of funds conversion"). The "fund of funds" structure is similar to a "master-feeder" structure in that the Funds will continue to invest its assets in shares of another unaffiliated mutual fund; however, the "fund of funds" structure involves the investment of the Fund assets in shares of multiple unaffiliated funds. See discussion below regarding other differences between the "master-feeder structure" and the "fund of funds structure." Under the current "master-feeder" structure, each Master Portfolio allocates its assets among different classes of investments depending on the time horizon of the specific Master Portfolio, according to an asset allocation model developed by the Master Portfolio's investment adviser. As the Fund approaches its time horizon, the asset allocation model adjusts to reflect a more conservative investment approach. Similarly, under the "fund of funds" structure, the Funds would employ an allocation strategy established and implemented by INTRUST whereby each Fund would be investing its assets in a broad spectrum of asset classes through no-load mutual funds, "exchange traded" mutual funds ("ETFs") and short term money market instruments, to the extent consistent with the investment time horizon of the applicable Fund (the "allocation strategy"). INTRUST, as investment adviser, proposes to retain a sub-advisory service provider (see proposal 2 below) for the purpose of assisting INTRUST in its implementation of the allocation strategy. Set forth below is a table which describes each Fund's proposed investment parameters and allocation strategy estimated for the current fiscal year. INTRUST expects that the investments in no-load mutual funds will be "index" funds and/or money market funds. For a more complete description of the no-load mutual funds and ETFs, please see Appendix A.



------------------------------------------------------------------------------------------------
        FUND AND                                                                  TARGET
       INVESTMENT                FUND OF FUNDS INVESTMENT OPTIONS               ALLOCATION
       OBJECTIVE*                                                                   **
------------------------------------------------------------------------------------------------
  NESTEGG CAPITAL                Equity Mutual Funds or ETFs                      20-40%
  PRESERVATION FUND is           Bond Mutual Funds or ETFs                        50-80%
  managed for investors          Money Market Funds or Instruments                0-10%
  planning to retire (or
  begin to withdraw
  substantial portions of
  their investment) in
  the near future.

------------------------------------------------------------------------------------------------
        FUND AND                                                                  TARGET
       INVESTMENT                FUND OF FUNDS INVESTMENT OPTIONS               ALLOCATION
       OBJECTIVE*                                                                   **
------------------------------------------------------------------------------------------------
NESTEGG 2010 FUND is             Equity Mutual Funds or ETFs                      35-50%
managed for investors            Bond Mutual Funds or ETFs                        45-60%
planning to retire (or              Money Market Funds or Instruments             0-10%
begin to withdraw
substantial portions of
their investment)
approximately in the year
2010.
------------------------------------------------------------------------------------------------
NESTEGG 2020 FUND is             Equity Mutual Funds or ETFs                      50-65%
managed for investors            Bond MutualFunds or ETFs                         35-50%
planning to retire (or              Money Market Funds or Instruments             0-10%
begin to withdraw
substantial portions of
their investment)
approximately in the year
2020.
------------------------------------------------------------------------------------------------
NESTEGG 2030 FUND is             Equity Mutual Funds or ETFs                      65-80%
managed for investors            Bond Mutual Funds or ETFs                        20-30%
planning to retire (or              Money Market Funds or Instruments             0-10%
begin to withdraw
substantial portions of
their investment)
approximately in the year
2030.
------------------------------------------------------------------------------------------------
  NESTEGG 2040 FUND is           Equity Mutual Funds or ETFs                      80-95%
  managed for investors          Bond Mutual Funds or ETFs                        5-15%
  planning to retire (or            Money Market Funds or Instruments             0-10%
  begin to withdraw
  substantial portions of
  their investment)
  approximately in the
  year 2040.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

* Each Fund seeks to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

** Represents range based on current assessment of markets and will adjust conservatively as the time horizon is approached. The actual allocation may be greater or lesser over time.

         Other differences between a "master-feeder" structure and a "fund of funds" structure include:

(1) a "master-feeder"structure provides for "pass-through" voting on the master fund's shareholder proposals from the vote by the feeder fund's shareholders, whereas a fund, under the "fund of funds" structure, typically does not solicit its shareholders in connection with shareholder meetings of the underlying funds and will vote on such matters in accordance with the fund's management and/or board-approved voting procedures.

(2) Under the current "master-feeder" structure, the Master Funds are "actively-managed", i.e. securities are selected by portfolio manager team for investment in accordance with a proprietary model risk assessment of certain indexes, whereas under the "fund of funds" structure, the underlying funds are "passively-managed" index funds and exchange traded funds. In addition, under the "fund of funds" structure, the Fund's investment adviser may seek to replace the sub-adviser, subject to the approval of the Fund's shareholders, whereas under the "master-feeder" fund structure, the Fund's adviser has no discretion with respect to hiring and terminating the Master Fund's investment adviser except only to recommend that the Funds' Board approve withdrawal of the Fund's investment in the Master Fund. Furthermore, a fund in the "fund of funds" structure may withdraw its assets from an underlying fund without requirement of approval from its shareholders; however, as contemplated by this proposal, a feeder fund must secure approval from its shareholders to withdraw all of its assets from a master fund.


(3) Under a "master-feeder" structure, the "feeder" fund and "master" fund share the same investment restrictions, whereas under a "fund of funds" structure, the underlying fund may not have the same investment restrictions, notwithstanding the fact that many investment restrictions are adopted in accordance with the Investment Company Act of 1940 and may be common among all mutual funds.

         In approving of the "fund of funds" conversion, the Board considered information from INTRUST that compared the master-feeder structure to the fund of funds structure, including comparative information about fees and expenses of both structures. INTRUST explained that while no change in its advisory fee, i.e., before fee waivers (see Proposal 2 below), is being proposed, under the "fund of funds" approach, the Funds would pay indirectly advisory fees and expenses associated with management and operations of the underlying index funds. INTRUST further noted that the total fees and expenses to the Funds from investing in the underlying funds on an average weighted basis typically ranges from .10% to .15% of the Funds' total assets; however, the actual expenses from investing in the underlying fund may be higher or lower. As a comparison of the total expenses, the total expense ratios of the index funds included in Appendix A range from .05% to .22% of the index fund's total assets. INTRUST proposed that as part of the "fund of funds" structure, its affiliate, INTRUST Bank, would serve as Custodian to the Funds and BISYS Fund Services Ohio Inc. ("BISYS") would provide certain fund accounting services. INTRUST noted that both INTRUST Bank and BISYS serve such respective capacities to other series of the Trust.

         INTRUST stated that it believed that the aggregate of INTRUST's advisory fee (net of fee waivers), the sub-advisory fee discussed in Proposal 2, the custody fee, the fund accounting fees and the expenses paid by the Funds would be less than the fees and expenses currently paid under the "master -feeder" structure (as set forth in the comparison of expenses of each structure below in Proposal 2). INTRUST stated that, if approved, the "fund of funds" structure would afford the Funds greater investment opportunity as well as greater flexibility for INTRUST to manage the Funds' investments. Moreover, INTRUST informed the Board that it does not believe that the change to a "fund of funds" approach will result in a material change in the level of investment risk over the risks associated with the current "master-feeder" structure. INTRUST based its opinion on the fact that, while both structures seek to achieve the Funds' objectives through an asset allocation program targeted to specific investment time horizons, the risk exposure associated with the particular asset classes would be not diminished under the "fund of funds" structure. However, "selection risk" or "manager risk", with respect to security selection, may be less in the case of the underlying funds in a "fund of funds" structure in that most index funds are passively-managed, and therefore assume less risk that a particular stock or industry selected by the fund's manager will negatively impact the fund's performance.

         INTRUST also presented for the Board's consideration other alternative measures, including the Funds' investment (1) directly in individual securities and (2) another master fund. INTRUST noted that (1) there was no other master fund with similar and comparable investment objectives and targeted date investment strategies available and (2) the costs associated with direct investment in a portfolio of securities under a targeted date approach would likely increase the Funds' expense ratios.

         THE TRUSTEES' CONSIDERATIONS

         In light of the foregoing information presented by INTRUST for its consideration, the Board determined that the conversion to a "fund of funds" structure, including the services of INTRUST Bank and BISYS as Custodian and Fund Accounting Agent respectively, was the preferable alternative to the foregoing options and the current master-feeder structure and therefore, in the best interests of each Fund and its shareholders and authorized submission of the proposal for approval by the Fund's shareholders. If approved by shareholders at the Meeting, the "fund of funds" conversion will take effect on October 31, 2002.

         Proposal 1 of each Fund will be voted on separately (however, approval of Proposal 1 is contingent upon approval by each Fund) and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1

PROPOSAL 2 - APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN INTRUST
             FINANCIAL SERVICES, INC. AND LA JOLLA ECONOMICS

         As previously discussed in Proposal 1, shareholders of each Fund will vote on a proposal involving a change in the Fund's investment structure to a "fund of funds" structure. In connection with and contingent upon that proposal's approval, shareholders of each Fund are being asked to approve a sub-advisory agreement between INTRUST and La Jolla Economics (the "Sub-Advisory Agreement"). Under this agreement, La Jolla Economics ("La Jolla") will furnish certain market strategy advice to INTRUST as assistance in INTRUST's implementation of the allocation strategy discussed previously under Proposal 1. INTRUST proposed to the Board that La Jolla provide investment sub-advisory services for the Funds following the termination of the Master-Feeder Agreement with the Master Portfolio. The 1940 Act requires that shareholder approval must be obtained before an investment sub-advisory agreement takes effect.

         As previously discussed in Proposal 1, the Board at its meeting on August 22, 2002 considered the proposal by INTRUST to assume direct management of the Fund's investments, particularly the allocation strategy of the Funds. If Proposal 1 is approved by the Funds' shareholders, INTRUST will employ La Jolla to assist it in the implementation of the allocation strategy.

         La Jolla, a newly registered investment adviser, was established in 1997 by Victor A. Canto, who has been associated with the investment research profession for more than 20 years. La Jolla provides economic, political and industry research to institutional and corporate investors, such as pension funds, mutual funds and money managers. With respect to the services proposed to be provided to INTRUST, La Jolla will provide research and analysis across various industries and markets representing most asset classes such as international, money market, bonds and stocks (and their sub-categories, i.e., large capitalization, small cap, mid cap, value, growth, etc.) This information would then be customized to address the allocation range of the Funds as described in Proposal 1 and submitted to INTRUST on at least a quarterly basis with La Jolla's recommendation as to any re-allocation of the Funds' assets among the underlying mutual funds available to that particular Fund.

PROPOSED NEW SUB-ADVISORY AGREEMENT WITH LA JOLLA

         Under the terms of the proposed New Agreement, La Jolla agrees to furnish the Funds with investment sub-advisory and other services in connection with a continuous investment program maintained by INTRUST for the Funds. Subject to the supervision and control of the Board and INTRUST, La Jolla agrees to: (i) provide investment research and analysis concerning the equity investment style allocation strategy; and (ii) keep INTRUST informed of developments materially affecting the Fund. The New Agreement also provides that the services of La Jolla to the Trust are not exclusive, and La Jolla is free to render similar services to others so long as its services pursuant to the New Agreement are not impaired. A copy of the New Agreement is attached as Appendix B.

         For its services, La Jolla would be entitled to receive from INTRUST a fee calculated at an annual rate of 0.02% of average daily net assets of the Funds. The New Sub-Advisory Agreement provides that La Jolla has no liability to the Trust or shareholders for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreement.

         If approved by shareholders, the New Sub-Advisory Agreement will continue in effect with respect to the Funds for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Funds, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by the Adviser or the Funds upon not less than 30 days' notice but not more than 60 days' written notice or by La Jolla upon 60 days' written notice.

THE TRUSTEES' CONSIDERATIONS

         The New Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on August 22, 2002. The Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreement.

         In evaluating the New Sub-Advisory Agreement, the Board considered information furnished by the Adviser and La Jolla, including: (i) information about La Jolla personnel, operations and management; (ii) pro-forma information about the sub-advisory fees, advisory fees and other expenses of each Fund and
(iii) INTRUST's recommendation of La Jolla based on INTRUST's experience with La Jolla's research services. The following pro-forma indicates the fees and expenses estimated to be incurred by the Funds, before and after fee waivers and expense reimbursements:

                                                        FUND
                                   -----------------------------------------------
PREMIUM CLASS                             CAPITAL             2010         2010
Annual Fund Operating                  PRESERVATION          current     proposed
Expenses (expenses that            current      proposed
are deducted from Fund
assets)
Management Fees/1/                  1.05%        0.70%        1.05%        0.70%
----------------------------------------------------------------------------------
Distribution and/or
 Service (12b-1) Fees               0.75%        0.75%        0.75%        0.75%
----------------------------------------------------------------------------------
Service Organization Fee            0.25%        0.25%        0.25%        0.25%
----------------------------------------------------------------------------------
Other Expenses/2/                   0.92%        0.76%        0.56%        0.58%
----------------------------------------------------------------------------------
Total Annual Fund
 Operating
 Expenses                           2.72%        2.46%        2.61%        2.28%
----------------------------------------------------------------------------------
Less Fee Waiver /3/                 0.87%        0.91%        0.76%        0.73%
----------------------------------------------------------------------------------
Total Net Operating
Expenses/3/                         1.85%        1.55%        1.85%        1.55%

/1/ INTRUST, under the proposed "fund of funds" structure has contractually agreed to limit its advisory fees to .17%; of this amount, .02% would be paid to the sub-adviser. Under the current master-feeder structure, the Fund pays a .70% advisory fee at the feeder level and a .35% advisory fee at the master level; however, so long as the Fund remains invested in the Master Fund, the advisory fee at the feeder level is limited to .15% of the Fund's total assets. See footnote /3/.

/2/ "Other Expenses" under the (1) proposed "fund of funds" structure are based upon estimates for the current fiscal year and (2) current "master-feeder" structure are based on actual amounts incurred as of the recent fiscal year end.

/3/ The current fee waiver and expense reimbursement policy is in place until June 30, 2003; INTRUST expects to waive fees and reimburse expenses under the proposed "fund of funds" structure at least until March 1, 2004. The amount in "Less Fee Waiver" for the proposed "fund of funds" structure reflects both the advisory fee waiver in footnote 1and the expense limitation in "Total Net Operating Expenses."

                                                                     FUND
                                  --------------------------------------------------------------------------
PREMIUM CLASS                        2020         2020         2030        2030        2040        2040
Annual Fund Operating              current      proposed     current     proposed     current     proposed
Expenses (expenses that
are deducted from Fund
assets)
Management Fees/1/                  1.05%        0.70%        1.05%        0.70%        1.05%      0.70%
-------------------------------------------------------------------------------------------------------------
Distribution and/or
 Service (12b-1) Fees               0.75%        0.75%        0.75%        0.75%        0.75%      0.75%
-------------------------------------------------------------------------------------------------------------
Service Organization Fee            0.25%        0.25%        0.25%        0.25%        0.25%      0.25%
-------------------------------------------------------------------------------------------------------------
Other Expenses/2/                   0.39%        0.58%        0.71%        0.62%        0.66%      0.69%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating
 Expenses                           2.44%        2.28%        2.76%        2.32%        2.71%      2.39%
-------------------------------------------------------------------------------------------------------------
Less Fee Waiver/3/                  0.59%        0.73%        0.91%        0.77%        0.86%      0.84%
-------------------------------------------------------------------------------------------------------------
Total Net
Operating
Expenses/3/                         1.85%        1.55%        1.85%        1.55%        1.85%      1.55%


/1/ INTRUST, under the proposed "fund of funds" structure has contractually agreed to limit its advisory fees to .17%; of this amount, .02% would be paid to the sub-adviser. Under the current master-feeder structure, the Fund pays a .70% advisory fee at the feeder level and a .35% advisory fee at the master level; however, so long as the Fund remains invested in the Master Fund, the advisory fee at the feeder level is limited to .15% of the Fund's total assets. See footnote /3/.

/2/ "Other Expenses" under the (1) proposed "fund of funds" structure are based upon estimates for the current fiscal year and (2) current "master-feeder" structure are based on actual amounts incurred as of the recent fiscal year end.

/3/ The current fee waiver and expense reimbursement policy is in place until June 30, 2003; INTRUST expects to waive fees and reimburse expenses under the proposed "fund of funds" structure at least until March 1, 2004. The amount in "Less Fee Waiver" for the proposed "fund of funds" structure reflects both the advisory fee waiver in footnote 1and the expense limitation in "Total Net Operating Expenses."

                                                          FUND
                                   ----------------------------------------------
SERVICE CLASS                             CAPITAL              2010        2010
                                       PRESERVATION
Annual Fund Operating              Current      Proposed     Current     Proposed
Expenses (expenses that
are deducted from Fund
assets)
Management Fees/1/                  1.05%        0.70%        1.05%       0.70%
----------------------------------------------------------------------------------
Distribution and/or
 Service (12b-1) Fees               0.25%        0.25%        0.25%       0.25%
----------------------------------------------------------------------------------
Service Organization Fee            0.25%        0.25%        0.25%       0.25%
----------------------------------------------------------------------------------
Other Expenses/2/                   0.67%        0.76%        0.58%       0.58%
----------------------------------------------------------------------------------
Total Annual Fund
 Operating
 Expenses/1/                        2.22%        1.96%        2.13%       1.78%
----------------------------------------------------------------------------------
-Less Fee Waiver/3/                 0.92%        0.96%        0.83%       0.78%
----------------------------------------------------------------------------------
Total Net Operating
Expenses/3/                         1.30%        1.00%        1.30%       1.00%


/1/ INTRUST, under the proposed "fund of funds" structure has contractually agreed to limit its advisory fees to .17%; of this amount, .02% would be paid to the sub-adviser. Under the current master-feeder structure, the Fund pays a .70% advisory fee at the feeder level and a .35% advisory fee at the master level; however, so long as the Fund remains invested in the Master Fund, the advisory fee at the feeder level is limited to .15% of the Fund's total assets. See footnote /3/.

/2/ "Other Expenses" under the (1) proposed "fund of funds" structure are based upon estimates for the current fiscal year and (2) current "master-feeder" structure are based on actual amounts incurred as of the recent fiscal year end.

/3/ The current fee waiver and expense reimbursement policy is in place until June 30, 2003; INTRUST expects to waive fees and reimburse expenses under the proposed "fund of funds" structure at least until March 1, 2004. The amount in "Less Fee Waiver" for the proposed "fund of funds" structure reflects both the advisory fee waiver in footnote 1and the expense limitation in "Total Net Operating Expenses."

                                      FUND
                                   -----------------------------------------------------------------------
SERVICE CLASS                        2020        2020          2030        2030          2040       2040
Annual Fund Operating              current     proposed      current     proposed      current    proposed
Expenses (expenses that
are deducted from Fund
assets)
Management Fees/1/                  1.05%        0.70%        1.05%        0.70%        1.05%      0.70%
----------------------------------------------------------------------------------------------------------
Distribution and/or
 Service (12b-1) Fees               0.25%        0.25%        0.25%        0.25%        0.25%      0.25%
----------------------------------------------------------------------------------------------------------
Service Organization Fee            0.25%        0.25%        0.25%        0.25%        0.25%      0.25%
         -------------------------------------------------------------------------------------------------
Other Expenses/2/                   0.48%        0.58%        0.68%        0.62%        0.72%      0.64%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating
 Expenses                           2.03%        1.78%        2.23%        1.82%        2.27%      1.84%
----------------------------------------------------------------------------------------------------------
Less Fee
Waiver/3/                           0.73%        0.78%        0.93%        0.82%        0.97%      0.84%
----------------------------------------------------------------------------------------------------------
Total Net
Operating
Expenses/3/                         1.30%        1.00%        1.30%        1.00%        1.30%      1.00%


/1/ INTRUST , under the proposed "fund of funds" structure has contractually agreed to limit its advisory fees to .17%; of this amount, .02% would be paid to the sub-adviser. Under the current master-feeder structure, the Fund pays a .70% advisory fee at the feeder level and a .35% advisory fee at the master level; however, so long as the Fund remains invested in the Master Fund, the advisory fee at the feeder level is limited to .15% of the Fund's total assets.

/2/ "Other Expenses" under the (1) proposed "fund of funds" structure are based upon estimates for the current fiscal year and (2) current "master-feeder" structure are based on actual amounts incurred as of the recent fiscal year end.

/3/ The current fee waiver and expense reimbursement policy is in place until June 30, 2003; INTRUST expects to waive fees and reimburse expenses under the proposed "fund of funds" structure at least until March 1, 2004. The amount in "Less Fee Waiver" for the proposed "fund of funds" structure reflects both the advisory fee waiver in footnote 1and the expense limitation in "Total Net Operating Expenses."


         The Board concluded that INTRUST's engagement of La Jolla as sub-adviser to the Funds will provide the Funds access to valuable information relating to the implementation of the Fund's allocation strategy based upon the Board's evaluation of information and representations provided by La Jolla and INTRUST concerning the company's well-managed operations, experienced professional staff and sound management practices. The Board concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Funds and its shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangement and potential benefits.

         In order to provide for the services described above in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

         Proposal 2 of each Fund will be voted on separately and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

     THE BOARD OF THE TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL 2.



THE ADVISER OF THE NESTEGG FUNDS


     INTRUST Financial Services, Inc., ("INTRUST"), 105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Funds pursuant to an Advisory Agreement dated November 25, 1996 and an Assumption Agreement dated August 21, 2001(the "Advisory Agreements").

     The Adviser is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank") which, in turn, is a majority-owned subsidiary of INTRUST Financial Corporation (formerly, First Bancorp of Kansas), a bank holding company. INTRUST Bank and INTRUST Financial Corporation are located at 105 North Main Street, Box One, Wichita, Kansas 67202. INTRUST Bank also serves as the Custodian to certain Funds.

         INTRUST employs sub-advisers to manage the assets of the Money Market Fund, Stock Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Intermediate Bond Fund.


     The Adviser, through its portfolio management team, continuously reviews, supervises and administers the NestEgg Fund's investment programs. The Advisory Agreement was last approved by shareholders on January 4, 1999. The Adviser also provides certain administrative services necessary for the Fund's operations. For its services the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fee in order to limit the advisory fee to 0.15% and the Fund's total operating expenses to 1.30% of the Service Class' average net assets and 1.85% of the Premium Class' average net assets through June 30, 2003. For the fiscal year ended February 28, 2002, the total amount payable by the Funds to the Adviser for its services were:

                               EARNED          WAIVED

NestEgg Capital               $ 8,002          $    0
Preservation Fund
NestEgg 2010 Fund             $23,415          $   86
NestEgg 2020Fund              $35,810          $    0
NestEgg 2030 Fund             $16,580          $7,155
NestEgg 2040 Fund             $15,744          $9,229



     The directors and executive officers of the Adviser and their positions during the past two years are as follows:

                        INTRUST Financial Services, Inc.

Name                        Position and Office
----
Thomas Gangel               President and Chief Executive Officer

Ron Baldwin                 Director; President
                            (Hired February, 1996) INTRUST Bank; Executive Vice
                            President Fourth Financial Corporation prior to
                            February, 1996)

Hugo H. Ernst               Director; President INTRUST Brokerage Inc.
                            (a wholly-owned broker-dealer subsidiary of
                            INTRUST Bank N.A.

     The Adviser currently serves as investment manager to 11 separate portfolios of the Trust, all of which are currently operational and being offered to investors. The net assets and the management fee paid to the Adviser (expressed as a percentage of average daily net assets) by each portfolio managed by the Adviser which has a similar investment objective to the Fund are set forth in the table below:

                                                                                  ANNUAL
                                                    NET ASSETS                MANAGEMENT FEE
NAME OF PORTFOLIO                             (SEPTEMBER 10, 2002)           (BEFORE WAIVERS)
-----------------                             --------------------           ----------------
UltraShort Bond Fund                               $ 48,138,484                    0.40%
Intermediate Bond Fund                             $ 48,005,328                    0.40%
Stock Fund                                         $ 70,729,679                    1.00%
Money Market Fund                                  $ 70,070,060                    0.25%
Kansas Tax-Exempt Bond Fund                        $151,406,584                    0.30%
International Multi-Manager Fund                   $ 47,919,260                    0.40%
NestEgg 2010 Fund                                  $ 14,802,581                    0.70%(1)
NestEgg 2020 Fund                                  $ 22,593,734                    0.70%(1)
NestEgg 2030 Fund                                  $ 10,711,242                    0.70%(1)
NestEgg 2040 Fund                                  $  9,450,496                    0.70%(1)

(1) The Adviser is currently contractually waiving a portion of its management fee to .15% for both Service Shares and Premium Shares.

La Jolla Economics

     La Jolla Economics is a wholly owned by Victor Canto and Ana Rosa Canto. The address of LaJolla is 7608 La Jolla Boulevard, La Jolla CA, 92037. La Jolla was organized in 1997 to provide investment management, advisory, administrative and asset management consulting services. As of June 30, 2002, La Jolla had approximately $15 million of assets under management as named fiduciary or financial adviser. The principals of La Jolla are set forth in the table below:

                               La Jolla Economics

Name                                Position and Office
----                                -------------------

Victor A. Canto                     Chairman of the Board and President

Ana Rosa Canto                      Corporate Secretary


     The business address of each of the foregoing is 7608 La Jolla Boulevard, La Jolla CA, 92037.

THE UNDERWRITER AND ADMINISTRATOR

         The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's Administrator.

INDEPENDENT AUDITORS

         KPMG LLP ("KPMG"), serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191 West Nationwide Blvd, Suite 500,Columbus, Ohio, 43215. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
KPMG LLP has served as the Funds' independent certified public accountants since November 25, 1996, providing audit, tax and other related services. Representatives of KPMG LLP are not expected to be present at the Special Meeting.

         AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of each Fund's annual financial statements for the last respective fiscal year were as follows:

                  NestEgg Capital Preservation Fund            $ 3,934
                  NestEgg 2010 Fund                            $18,850
                  NestEgg 2020 Fund                            $20,959
                  NestEgg 2030 Fund                            $12,077
                  NestEgg 2040 Fund                            $11,000


         ALL OTHER FEES

         KPMG LLP did not provide to the Funds or bill the Funds or the Adviser or its affiliates, for any non-audit services during the Funds' recent fiscal years.


SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

         The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of each Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

         Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed proxy for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.



SUBSTANTIAL SHAREHOLDERS

         As of September 27, 2002, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the NestEgg Funds listed below and in the following capacity:


---------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF      PERCENT-AGE
NAME AND ADDRESS OF SHAREHOLDER                 TYPE OF OWNERSHIP           FUND            SHARES         OF FUND
---------------------------------------------------------------------------------------------------------------------
Transco & Co                                          Record          NestEgg Capital        554,136       99.49%
PO Box 48698                                                            Preservation
C/o INTRUST Bank / Trust Division                                           Fund
Wichita, Kansas 67201
---------------------------------------------------------------------------------------------------------------------
Transco & Co                                          Record            NetsEgg 2010       1,612,702       99.15%
PO Box 48698                                                                Fund
C/o INTRUST Bank / Trust Division
Wichita, Kansas 67201
---------------------------------------------------------------------------------------------------------------------
Transco & Co                                          Record            NestEgg 2020       2,684,813       99.60%
PO Box 48698                                                                Fund
C/o INTRUST Bank / Trust Division
Wichita, Kansas 67201
---------------------------------------------------------------------------------------------------------------------
Transco & Co                                          Record            NestEgg 2030       1,339,069       99.30%
PO Box 48698                                                                Fund
C/o INTRUST Bank / Trust Division
Wichita, Kansas 67201
---------------------------------------------------------------------------------------------------------------------
Transco & Co                                          Record            NestEgg 2040       1,244,482       99.39%
PO Box 48698                                                                Fund
C/o INTRUST Bank / Trust Division
Wichita, Kansas 67201
---------------------------------------------------------------------------------------------------------------------

     As of the close of business on September 27, 2002, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

         The following list sets forth the shares outstanding for each Fund as of September 27, 2002, the Record Date.

-----------------------------------------------------------------------------
                  FUND                                    SHARES
                                               OUTSTANDING AS OF 9/27/2002
-----------------------------------------------------------------------------
   NestEgg Capital Preservation Fund                     556,977
-----------------------------------------------------------------------------
           NestEgg 2010 Fund                            1,626,601
-----------------------------------------------------------------------------
           NestEgg 2020 Fund                            2,695,517
-----------------------------------------------------------------------------
           NestEgg 2030 Fund                            1,348,486
-----------------------------------------------------------------------------
           NestEgg 2040 Fund                            1,252,161
-----------------------------------------------------------------------------


PAYMENT OF EXPENSES

         INTRUST will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,


David Bunstine
President
American Independence Funds Trust

APPENDIX A


Under the fund of funds structure, the Funds would invest exclusively in no-load mutual funds or exchange traded funds (ETFs). INTRUST expects that the no load funds investments of the Funds will be comprised primarily of index funds. Index funds employ a passive management approach, which is expected to result in performance, which is approximately the same as that of the index. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. By investing in underlying mutual funds, each Fund would indirectly pay a portion of the operating, management and other expenses of each mutual fund. In addition, each Fund would have to absorb any capital gains distributions paid by the underlying mutual funds. While many of the underlying mutual funds have relatively high minimum investment amounts or are available to institutional investors, the Funds' shareholders may be able to invest directly in the underlying funds and may pay less cost than owning shares of the Funds.

ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

o "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

o "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

o "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

o "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other Lefts, a Fund can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Fund's investment strategies.

ETFs and Index funds can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs and Index Funds that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a mutual fund can generate brokerage expenses.

Listed below are index funds and ETFs in which the Funds would be able to invest.

-------------------------------------------------------------------------------
          INDEX FUNDS                         EXCHANGE TRADED FUND (ETF)
-------------------------------------------------------------------------------
Equity Index Fund:                          Equity ETF:
Vanguard Institutional Index                IShares S&P 500 Index
Vanguard Value Index                        IShares S&P 500 Growth Index
Vanguard Growth Index                       IShares S&P 400 Growth Index
Vanguard MidCap Index Fund                  IShares S&P 400 Value Index
Vanguard Small Cap Index Fund               IShares S&P 400 Growth Index
Vanguard Small Cap Value Index Fund         IShares Russell 2000 Index
Vanguard Small Cap Growth Index             IShares Russell 2000 Value Index
                                            IShares Russell 2000 Growth Index
                                            IShares EAFE Index
-------------------------------------------------------------------------------
Bond Index Fund:
Vanguard Total Bond Market Fund
-------------------------------------------------------------------------------

                                                                     Appendix B

                        NESTEGG CAPITAL PRESERVATION FUND
                                NESTEGG 2010 FUND
                                NESTEGG 2020 FUND
                                NESTEGG 2030 FUND
                                NESTEGG 2040 FUND
                  A SERIES OF AMERICAN INDEPENDENCE FUNDS TRUST


                              SUB-ADVISORY CONTRACT

                                 OCTOBER , 2002


La Jolla Economics, Inc.
7608 La Jolla Boulevard
La Jolla CA, 92037.


Dear Sirs:

             Each of the NestEgg Funds listed above and on Appendix A (a "Fund") is an investment portfolio of American Independence Funds Trust (the "Trust"), an open-end management investment company, which was organized as a business trust under the laws of the State of Delaware. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. This Sub-Advisory Contract regards certain services to be provided in connection with the management of the Fund, on whose behalf INTRUST Financial Services, Inc. (the "Adviser") enters into this Contract.

             The Trustees of the Trust have selected the Adviser to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in the Advisory Contract between the Trust and the Adviser (the "Advisory Contract"). The Adviser and the Trustees have selected La Jolla Economics, Inc. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, either directly or through its delegate, and the Sub-Adviser is willing to provide the Adviser and the Fund with the advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

             1. DEFINITIONS AND DELIVERY OF DOCUMENTS. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be amended. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's declaration of Trust, dated January 26, 1996 (the "Declaration of Trust"), and the currently effective Prospectus (the "Prospectus") relating to the Fund included in the Trust's Registration Statement, as amended from time to time

(the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.


             2. REPRESENTATIONS. The Sub-Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and agrees to maintain such registration during the term of this agreement.

             3.   SUB-ADVISORY SERVICES.

                  (i) The Sub-Adviser shall act as sub-adviser under the terms of this Contract and will use its best efforts to provide to the Fund a continuing and suitable investment research and analysis related to the Fund's equity investment style strategy consistent with the investment policies, objectives and restrictions of the Fund, as set forth in the Trust's Declaration of Trust, the Registration Statement, the applicable law and provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees, and will take any such actions as it may in its opinion deem necessary or desirable for or incidental to any such purposes.

                  (ii) The Sub-Adviser will also, at its own expense, furnish the Adviser with a monthly commentary and a quarterly report concerning market overview and equity allocation service;

                  (iii) No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by
(a) the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund; provided, however, that the approval required in subsection (a) above, shall be evidenced by a resolution of the entire Board of Trustees and of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees); and provided further that such resolutions shall be sent to the Sub-Adviser by facsimile and confirmed in writing by letter.

                  (iv) All transactions in Investments shall be subject to the rules, regulations and customs of the exchange or market and/or clearing house through which the transactions are executed and to all Applicable Law, and, if there is any conflict between any such rules, customs, law and the provisions of this Contract the former shall prevail.

                   (v) The Sub-Adviser may not, without specific instruction in writing (and compliance with applicable policies and restrictions of the Fund set forth in its Registration Statement), borrow on the Fund or Adviser's behalf or commit the Fund or Adviser to a contract.

                  (vi) The Sub-Adviser has the right under this Contract to act for more than one client collectively (including the Adviser) in any one transaction or series of transactions without prior reference to the Adviser.


             4.   THE SUB-ADVISER.

                   (i) The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issue in which the Sub-Adviser or any of its affiliated persons has a financial interest, except in instances in which the Sub-Adviser fully discloses in writing to the Adviser the nature of its financial interest prior to purchase, sale or retention. It shall be the duty of the Adviser to notify the Trustees of the Fund of these financial interests.

                  (ii) The Adviser authorizes the Sub-Adviser to disclose any information which it may be required to disclose under this Contract, the Applicable Law, the rules and regulations of the SEC or of any market on which an Investment is acquired.

                  (iii) Nothing herein contained shall prevent the Sub-Adviser or any of its affiliated persons or associates from engaging in any other business or from acting as investment adviser or Sub-Adviser for any other person or entity, whether or not having investment policies similar to the Fund.

                  (iv) The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Sections 3 and 4 and any other expenses incurred by it in connection with the performance of its duties hereunder, including, but not limited to, attendance in person at a minimum of one meeting each year with the Board of Trustees of the Trust and the Adviser.

                  (v) The Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4(vii), the Sub-Adviser will not be required to pay;

                           (a) the compensation and expenses of Trustees of the
                  Trust, and of independent advisers, independent contractors, consultants, managers, and other agents employed by the Trust other than through the Sub-Adviser;

                           (b) legal, accounting and auditing fees and expenses
                  of the Fund;

                           (c) the fees or disbursements of the custodian, the
                  transfer agent and the dividend disbursing agent;

                           (d) stamp and other duties, taxes, impositions,
                  governmental fees, and fiscal charges of any nature whatsoever, assessed against the Fund's assets and payable by the Trust;

                            (e) the cost of preparing and mailing dividends,
                  distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the services referred to in Sections 3 and 4;

                           (f) brokers' commissions and underwriting fees; and

                           (g) the expense of periodic calculations of the net
                  asset value of the Fund's shares.


            5.    Limitation of Liability.

                  (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 1940 Act and other Rules with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Trust, the Fund, their Trustees, officers and shareholders, from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Sub-Adviser's reckless disregard of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Adviser.

                  (b) The Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Adviser has agreed to under the Advisory Agreement.

             6.   FURTHER PROVISIONS.

                  (i) The Sub-Adviser enters into this Contract for itself. The Adviser includes the Adviser's successors in title or personal representatives as the case may be.

                  (ii) This Contract shall automatically terminate in the event of its assignment or upon the termination of the Advisory Contract with the Fund, and the Adviser shall immediately notify the Sub-Adviser of such termination. No assignment of this Contract shall be made by the Sub-Adviser without the consent of the Adviser.

                  (iii) If any provision of this Contract is or becomes invalid or contravenes any applicable law, the remaining provisions shall remain in full force and effect.

             7.   CLIENT MONEY AND CUSTODY.

             The Sub-Adviser will not hold any client money on behalf of the Adviser.

             The Sub-Adviser shall not be the registered holder, or custodian, of Investments or documents of title relating thereto.

             8. INSTRUCTIONS AND COMMUNICATIONS. Instructions may be given by the Adviser in writing (by letter or facsimile or telex with correct answer-back) or by telephone unless it is required under an express provision of this Contract for instructions to be given in writing. The Adviser shall give written instructions to the Sub-Adviser at the Sub-Adviser's Registered Office. The Sub-Adviser shall communicate with the Adviser in writing or by telephone except when it is required to communicate in writing (by letter or facsimile or telex with correct answer-back) either under this Contract or in accordance with applicable law. The Sub-Adviser shall be required to communicate instructions in the form of trade tickets by facsimile in accordance with Section 3(ii)(e) hereof. The Sub-Adviser shall communicate with the Adviser at the Adviser's address last notified to the Sub-Adviser.

             9. FEES AND EXPENSES. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser under this Contract, the Adviser shall pay the Sub-Adviser a monthly fee at the annual rate included in Appendix A.

             If the fees payable to the Sub-Adviser pursuant to this paragraph 8 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value.

             Notwithstanding the foregoing, if, after consultation with the Sub-Adviser, the Adviser determines to waive any part of the fee paid to it by the Fund, the fee paid to the Sub-Adviser hereunder may be reduced proportionately.

             10. FORCE MAJEURE. The Sub-Adviser shall not be in breach of this Contract if there is any total or partial failure of performance of its duties and obligations occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, inability to communicate with market makers for whatever reason, failure of any computer dealing system, prevention from or hindrance in obtaining any raw materials, energy or other supplies, labor disputes of whatever nature or any other reason (whether or not similar in kind to any of the above) beyond the Sub-Adviser's control, provided the Sub-Adviser has made every reasonable effort to overcome such difficulties.

             11. NO PARTNERSHIP OR JOINT VENTURE. The Trust, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on any of them.

             12.  TERMINATION.

                   (i) This Contract shall become effective upon the above date, and shall thereafter continue in effect; provided that this Contract shall continue in effect for a period of more than two years only as so long as the continuance is specifically approved at least annually by (a) a majority of the Trustees of the Trust who are not interested persons of the Adviser, the Sub-Adviser or the Trust (other than as Trustees), cast in person at meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Trust, or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, by the Adviser or by the Sub-Adviser. Termination shall not affect any action taken by the Sub-Adviser permitted under this Contract prior to the date of termination or any warranty or indemnity given by the Adviser under this Contract or implied by law.

                  (ii) On termination by either party the Sub-Adviser shall be entitled to receive from the Adviser all fees, costs, charges and expenses accrued or incurred under this Contract up to the date of termination including any additional expenses or losses necessarily incurred in settling outstanding obligations or terminating this Contract, whether they occur before or after the date of termination.

                  (iii) If the Adviser terminates this Contract, it shall be subject to a proportion of the annual fee corresponding to the proportion of the year that has expired when this Contract is terminated.

             13. CAPTIONS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             14. GOVERNING LAW. This Contract shall be construed in accordance with laws of the State of New York and the applicable provision for the Investment Company Act of 1940, as amended (the "1940 Act") and the Advisers Act. As used herein the Terms "affiliated person", "assignment", "interested person", and "vote of majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act.

             15. PERSONAL LIABILITY. The Trust's Declaration of Trust is on file with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employee or agents of the Trust, but only the Trust's property shall be bound.



                                               Yours very truly,

                                               INTRUST Financial Services, Inc.



                                               By: _______________________
                                               Title:

The foregoing Contract
   is hereby agreed to as
   of the date hereof

By: _____________________
Title:  President

SCHEDULE A


         Fees payable to the Sub-Adviser pursuant to paragraph 8 hereof shall be at the following annual rates for each Fund:


FUND                                          PERCENTAGE OF AVERAGE NET ASSETS

NESTEGG CAPITAL PRESERVATION FUND                           0.02%
NESTEGG 2010 FUND                                           0.02%
NESTEGG 2020 FUND                                           0.02%
NESTEGG 2030 FUND                                           0.02%
NESTEGG 2040 FUND                                           0.02%

         The management fee shall be accrued and paid to the Sub-Adviser as provided in Section 9.

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]



                        American Independence Funds Trust

                         SPECIAL MEETING OF SHAREHOLDERS
                                October 28, 2002


                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund



SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
AMERICAN INDEPENDENCE FUNDS TRUST

The undersigned hereby appoints David Bunstine and George Stevens proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the above referenced funds (the "Funds"), each a separate series of American Independence Funds Trust, to be held at 10:00 a.m. (Eastern Time) on October 28, 2008, at the Funds' offices located at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 27, 2002.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on September 27, 2002. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL:



                                                                      ------------------------------------------
                                                                           FOR         AGAINST       ABSTAIN
----------------------------------------------------------------------------------------------------------------
PROPOSAL 1:

To approve a new investment structure whereby the Funds change from a
master-feeder fund structure to a "fund of funds" structure                 [ ]           [ ]          [ ]

----------------------------------------------------------------------------------------------------------------


                                                                      ------------------------------------------

                                                                           FOR         AGAINST       ABSTAIN
----------------------------------------------------------------------------------------------------------------
PROPOSAL 2 :

To approve a new investment sub-advisory agreement between INTRUST
Financial Services, Inc. and La Jolla Economics.                           [ ]           [ ]          [ ]

----------------------------------------------------------------------------------------------------------------





Signed: ____________________________________ Dated: __________________
           [Shareholder Name]

Signed: ____________________________________ Dated: __________________
           [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.